ASSOCIATED MEDIA HOLDINGS, INC.
5150 East Pacific Coast Highway
Suite 300
Long Beach CA 90804

October 26, 2006

Rob Kahane
Thomas E. van Dell
Kahane Entertainment, Inc.
9200 Sunset Blvd., Suite 600
Los Angeles, CA 90069

Re: Fees

Dear Rob and Tom:

This letter confirms our agreement to issue 500,000 shares of common stock to you in exchange for the valuable advisory services that you and Mr. van Dell have provided to Associated Media Holdings. Inc. (the "Company"). We understand that you wish to issue the shares in three certificates the following denominations and registered in the following names: 72,000 shares issued in the name of Kahane Entertainment, Inc. to be delivered to Shulman Rogers Gandal Pordy and Ecker, P.A., 75,000 shares issued in the name of Thomas E. van Dell to be delivered to you, and 353,000 shares issued in the name of Kahane Entertainment, Inc. to be delivered to you. All references to "You" in this letter include you personally and on behalf of Kahane Entertainment, Inc.

By your counter-signature, acknowledgment and agreement below, you represent and warrant to the Company that you are acquiring the Shares for your own account for the purpose of investment, and not with a view to the resale or other distribution thereof in violation of the Securities Act of 1933, as amended (the "Act"). You understand that the effect of these representations and warranties is that the economic risk of the investment in the Shares must be borne for an indefinite period of time because the Shares have not been registered under the Act and, therefore, cannot be sold unless they are subsequently registered under the Act or an exemption from such registration is available.

You acknowledge that you have been afforded the opportunity to meet with the management of the Company on more than one occasion and to ask questions of, and receive answers from, such management and the Company's counsel about the business and affairs of the Company and concerning the terms and conditions of the offering of the Shares, and to obtain any additional information, to the extent that the Company possessed such information or could acquire it without unreasonable effort or expense,

necessary to verify the accuracy of the information otherwise obtained by or furnished to the undersigned in connection with the offering of the Shares. You acknowledge that no valid request to the Company by you for information of any kind about the Company has been refused or denied by the Company or remains unfulfilled as of the date thereof.

You assert that you are an accredited and sophisticated investor, is familiar with the risks inherent in speculative investments such as in the Company, have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of the investment in the shares, and are able to bear the economic risk of the investment.

You understand that the Shares have not been registered under the Act, by reason of a specific exemption under the provisions of the Act, which depends in part upon your investment intent and the aforesaid representations and warranties, and that, in issuing the Shares to you, the Company is relying upon said representations and warranties.

You further understand that the Company intends to, and you agree that the Company may, place or cause to be placed a legend on each certificate for the Shares, and each certificate for any securities issued in exchange for or in respect of the Shares, stating that such Shares or other securities have not been registered under the Act and setting forth or referring to the restriction on transferability and sale thereof, which legend shall be substantially as follows:

> THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE STATE SECURITIES LAW

You further understand that the Company intends to, and you agree that the Company may make or cause to be made a notation on its stock transfer records of stop transfer instructions with respect to the aforementioned Shares or other securities and issue such stop transfer instructions to any future transfer agent with respect to the Shares or other securities.

You agree to execute the lock up agreement attached hereto wherein you agree not to transfer (as defined in the lock up agreement) the Shares until after July 1, 2007,

except as otherwise provided herein. You understand and agree that the Company is under no obligation to you to register the Shares or to comply with Regulation A or any other exemption under the Act or to supply any information necessary to permit routine sales under Rule 144.

You represent that you are a resident of the State of California.

Very truly yours,

Associated Media Holdings, Inc.

By:______________________
Name:
Title:

ACKNOWLEDGE AND AGREED TO
THIS 26h DAY OF October, 2006

BY:________________________
Name:
Title: